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                                                            FORTIS
                                                            TAX-FREE PORTFOLIOS
                                                            ANNUAL REPORT
                                                            SEPTEMBER 30, 1997

FORTIS TAX-FREE PORTFOLIOS, INC. ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULES OF INVESTMENTS
   NATIONAL PORTFOLIO                                          4
   MINNESOTA PORTFOLIO                                         7

STATEMENTS OF ASSETS AND LIABILITIES                          10

STATEMENTS OF OPERATIONS                                      11

STATEMENTS OF CHANGES IN NET ASSETS
   NATIONAL PORTFOLIO                                         12
   MINNESOTA PORTFOLIO                                        13

NOTES TO FINANCIAL STATEMENTS                                 14

INDEPENDENT AUDITORS' REPORT                                  17

FEDERAL INCOME TAX INFORMATION                                18

BOARD OF DIRECTORS AND OFFICERS                               19

OTHER PRODUCTS & SERVICES                                     20

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F
- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the Fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the Fund and financial markets.

The charts following the letter are useful because they provide more information about your investments. The top holding chart shows the types of securities in which the Fund invests, and the pie chart shows a breakdown of the Fund's assets by industry.

The performance chart graphically compares the Fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

YEAR ENDED SEPTEMBER 30, 1997

                                                 CLASS A      CLASS B      CLASS C      CLASS E      CLASS H
                                                 --------     --------     --------     --------     --------
FORTIS TAX-FREE NATIONAL
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 10.75      $ 10.74      $ 10.74      $ 10.76      $ 10.75
  End of year................................    $ 11.06      $ 11.05      $ 11.04      $ 11.07      $ 11.06
DISTRIBUTIONS PER SHARE
  From net investment income.................    $ 0.525      $ 0.441      $ 0.441      $ 0.549      $ 0.441

FORTIS TAX-FREE MINNESOTA
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 10.26      $ 10.24      $ 10.26      $ 10.28      $ 10.26
  End of year................................    $ 10.43      $ 10.42      $ 10.44      $ 10.46      $ 10.44
DISTRIBUTIONS PER SHARE
  From net investment income.................    $ 0.507      $ 0.423      $ 0.423      $ 0.531      $ 0.423

                                      Photo
Investing in municipal bonds for
tax-free income.

 GLOSSARY OF TERMS*

  AVERAGE QUALITY is the credit rating of the average security in a portfolio. Average quality is calculated using the ratings of each security in the portfolio, weighted by its market value.

  BENCHMARK is an index which is a synthetic portfolio of similar securities against which a fund is measured.

  BOND BUYER REVENUE BOND INDEX is the average yield on a group of 25 municipal revenue bonds with final maturities of 30 years.

  CALL PROTECTION is the extent to which bondholders are protected from redemption of bonds by issuers prior to their stated maturity dates.

  CONSUMER PRICE INDEX (CPI) is a monthly index, compiled by the Bureau of Labor Statistics, which represents changes in prices of all goods and services purchased for consumption by urban households. This index is a widely watched measure of consumer inflation.

  COUPON is the specified contracted annual interest rate payable to a bondholder.

  DURATION is the measure of a bond fund's sensitivity to interest rate changes. Traditionally measured in years, higher durations mean potentially greater fluctuations in bond values, just as lower durations typically mean less volatility.

  FEDERAL FUNDS RATE is the interest rate charged by banks with excess reserves to banks that need the money to meet reserve requirements.

  FEDERAL RESERVE BANK ("THE FED") is led by its chairman, Alan Greenspan, the Federal Reserve Bank is the central bank of the United States. The Federal Reserve Bank is charged with responsibility for implementing policies which preserve the purchasing power of the U.S. dollar, and encouraging economic growth. One of the more widely known tools used by the Fed in pursuing its goals is the Federal Funds ("Fed Funds") rate.

  NEUTRAL DURATION is the portfolio duration that equals the benchmark for each portfolio.

  PRODUCER PRICE INDEX (PPI) is a monthly index, compiled by the Bureau of Labor Statistics, which measures the average change in prices received by domestic producers of commodities in all stages of processing.

  OID is a term applied to a bond which was originally issued at a price below face value. For tax-exempt securities, the appreciation of a bond from its original issue discount to face value over its life is treated as tax-exempt income.

DEAR SHAREHOLDER,

We are pleased to present the Fortis Tax-Free Portfolios, Inc. annual report for the year ending September 30, 1997.

ECONOMIC REVIEW

The bond market digested a wide variety of economic information during the past year. Real Gross Domestic Product rose at an average annualized rate of 4.1 percent during the nine months ending June 30, 1997. Economic growth was supported with strong non-farm payroll growth, as the unemployment rate fell to
4.9 percent in September 1997 from 5.2 percent in October 1996. The CONSUMER PRICE INDEX* continued to behave well, showing year-over-year core inflation of
2.3 percent for the 12 months ending in August. In addition, a string of seven consecutive months of declining PRODUCER PRICE INDEX* releases was broken in August.

Within this framework, municipal bond yields, as reflected by the BOND BUYER REVENUE BOND INDEX*, traded within a range of less than two-thirds of 1 percent over the 12-month period. After beginning the period at 6.01 percent, yields dropped to 5.80 percent before year-end technical pressures drove the index to
6.02 percent in late January 1997. During the fourth quarter of 1996, in order to benefit from expected price appreciation, we lengthened the DURATION* of the funds to levels slightly longer than their respective BENCHMARKS*.

We accomplished this in the National Portfolio by purchasing premium noncallable bonds. The market reversed most of its December and January decline during February. It began to fall again during March as Federal Reserve Chairman Alan Greenspan's comments led the market to expect higher interest rates. On March 25, the FEDERAL RESERVE* raised its FED FUNDS RATE* to a target 5.50 percent from 5.25 percent. The Index rose to 6.14 percent in mid-April, its highest yield level for 1997 to date. As the first quarter of 1997 was ending and the second quarter beginning, we reduced holdings of premium noncallable bonds in the National Portfolio, and we increased holdings of discount callable bonds. These discounts contributed to the National Portfolio's outperformance of the Index which slowly declined until it reached 5.49 percent in late July.

Beginning in August, increased concern about the strong economy caused the market to back up slightly. During August and September, the Index fluctuated between 5.50 percent and 5.75 percent. The National Portfolio underperformed its competitors in August, but kept pace in September. The 12-month total return for the Tax-Free National Portfolio was 8.19 percent (Class E before sales charge). While we increased discounted holdings in the Minnesota Portfolio, these holdings could not be added quickly enough to improve relative performance. The 12-month total return for the Tax-free Minnesota Portfolio was 7.10 percent (Class E before sales charge). The duration of the funds at the end of the reporting period were 8.2 years for the National Portfolio (103 percent of its benchmark) and 7.6 years for the Minnesota Portfolio (105 percent of its benchmark).

OUTLOOK

If bond market rates remain near the lower end of their current range, our strategy is to move the duration of the portfolios closer to their NEUTRAL DURATIONS*. We expect the economy to continue to grow, though at a rate slower than earlier this year. Inflation should be restrained, but we do not believe that inflation will be as well behaved as it was earlier this year. Narrow quality spreads do not justify any adjustment in the Funds' current AA AVERAGE QUALITY*. COUPON*, CALL PROTECTION*, and ORIGINAL ISSUE DISCOUNT (OID)* will continue to be important elements of bond structure as we look to enhance future portfolio performance.

IN CLOSING

Today's economic and investment climate is ever changing. We appreciate your trust in us as we manage these portfolios for you. If you have any questions, please call us or your investment advisor.

Sincerely,

           [SIGNATURE]                                            [SIGNATURE]
Dean C. Kopperud                                                  Howard G. Hudson
President                                                         Vice President

October 17, 1997

* terms defined in GLOSSARY OF TERMS

COMPOSITION BY INDUSTRY
AS OF 09/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Utilities-Water and Sewer          19.00%
Health Care/Services               17.80%
General Obligation                 16.90%
Transportation                     13.60%
Utilities-Electric                  8.40%
Higher Education                    6.60%
Refunded with U.S. Gov't            6.00%
Housing                             3.90%
Cash Equivalents/Receivables        3.00%
Miscellaneous                       1.70%
Public Facilities                   1.20%
Utilities-Gas                       1.10%
Industrial                          0.80%

NATIONAL PORTFOLIO

VALUE OF $10,000 INVESTED JUNE 2, 1986

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROS. MUNICIPAL BOND INDEX***     NATIONAL PORTFOLIO CLASS E
87                                              10,694                       10,254
88                                              12,082                       10,845
89                                              13,131                       11,941
90                                              14,023                       12,493
91                                              15,872                       14,018
92                                              17,531                       15,611
93                                              19,765                       17,562
94                                              19,290                       17,542
95                                              21,448                       18,708
96                                              22,660                       19,573
97                                              24,696                       21,206
                            National Portfolio Class E
                           Average Annual Total Return
                                                1 Year                       5 Year    10 Year
Class E*                                        +3.32%                       +5.61%     +7.66%
Class E**                                       +8.19%                       +6.59%     +8.16%

                        Annual Period ended September 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of municipal bonds with maturities greater than two years.

TOP 10 HOLDINGS AS OF 09/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Minnesota Agriculture & Economic Development
     (5.50%) 2017                                             4.1%
 2.  University of New Mexico (6.00%) 2021                    3.7%
 3.  New York Triborough Bridge & Tunnel Auth (5.50%)
     2017                                                     3.6%
 4.  Metropolitan Transportation Auth, NY (5.75%) 2013        3.5%
 5.  Grapevine-Colleyville, TX Independent School
     District (5.75%) 2012                                    3.3%
 6.  Tucson, AZ Water (5.50%) 2014                            3.1%
 7.  Fulton County Georgia Water & Sewer (6.375%) 2014        2.8%
 8.  Detroit, MI Water System (6.50%) 2015                    2.7%
 9.  Southern California Public Power (6.36%) 2013            2.4%
10.  Madison, TN Suburban Utility District (5.00%) 2019       2.3%

CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                         Since
                                            1 Year     Inception+
------------------------------------------------------------------
Class A shares#                               +7.96%       +9.75%
Class A shares##                              +3.10%       +8.00%
Class B shares#                               +7.14%       +8.88%
Class B shares##                              +3.54%       +8.08%
Class C shares#                               +7.04%       +8.85%
Class C shares##                              +6.04%       +8.85%
Class H shares#                               +7.13%       +8.91%
Class H shares##                              +3.53%       +8.11%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (E, A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class E and A have a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount purchased) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without sales charge.
 ##  With sales charge. Assumes redemption on September 30, 1997.
  +  Since November 14, 1994 -- Date shares were first offered to the public.

COMPOSITION BY INDUSTRY
AS OF 09/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

General Obligations                 27.5%
Housing                             18.1%
Health Care/Services                17.3%
Higher Education                     8.3%
Utilities-Electric                   8.1%
Refunded with U.S. Gov't             5.4%
Miscellaneous                        5.0%
Pollution Control                    4.8%
Public Facilities                    2.6%
Cash Equivalents/Receivables         1.8%
Utilities-Water and Sewer            1.1%

MINNESOTA PORTFOLIO

VALUE OF $10,000 INVESTED JUNE 2, 1986

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROS. MUNICIPAL BOND INDEX***      MINNESOTA PORTFOLIO CLASS E
87                                              10,694                         10,164
88                                              12,082                         10,663
89                                              13,131                         11,608
90                                              14,023                         12,200
91                                              15,872                         13,539
92                                              18,531                         14,889
93                                              19,765                         16,651
94                                              19,290                         16,741
95                                              21,448                         17,840
96                                              22,660                         18,591
97                                              24,696                         19,936
                           Minnesota Portfolio Class E
                           Average Annual Total Return
                                                1 Year                         5 Year    10 Year
Class E*                                        +2.28%                         +5.18%     +7.10%
Class E**                                       +7.10%                         +6.15%     +7.60%
::

                        Annual Period ended September 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of municipal bonds with maturities greater than two years.

TOP 10 HOLDINGS AS OF 09/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Minnesota Agriculture & Economic Development
     (5.50%) 2017                                             6.0%
 2.  Centennial, MN Independent School District #12
     (5.625%) 2016                                            5.0%
 3.  St. Cloud (City of), MN (5.25%) 2018                     4.7%
 4.  Minneapolis (City of), MN Special School District
     #001 (5.00%) 2014                                        4.6%
 5.  University of MN (Regents of) (5.50%) 2021               4.1%
 6.  Minneapolis & St. Paul (Cities of), MN (5.70%)
     2016                                                     4.1%
 7.  Rochester (City of), MN Health Care Facility
     (5.90%) 2010                                             3.3%
 8.  Brainerd (City of), MN (6.65%) 2017                      3.3%
 9.  Minnesota (State of) Enhancement Program (5.25%)
     2015                                                     3.0%
10.  St. Louis Park (City of), MN Hospital Facility
     (7.25%) 2015                                             2.8%

CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                         Since
                                            1 Year     Inception+
------------------------------------------------------------------
Class A shares#                               +6.66%       +8.49%
Class A shares##                              +1.86%       +6.77%
Class B shares#                               +6.01%       +7.65%
Class B shares##                              +2.41%       +6.83%
Class C shares#                               +6.00%       +7.70%
Class C shares##                              +5.00%       +7.70%
Class H shares#                               +6.00%       +7.71%
Class H shares##                              +2.40%       +6.89%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (E, A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class E and A have a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount purchased) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without sales charge.
 ##  With sales charge. Assumes redemption on September 30, 1997
  +  Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS TAX-FREE PORTFOLIOS
NATIONAL PORTFOLIO
Schedule of Investments
September 30, 1997

MUNICIPAL BONDS-96.97%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
                 ARIZONA-3.12%
   $2,225,000    Tucson, AZ, 5.50% Water Rev Refunding Bond
                   7-1-2014...................................           A+     $ 2,186,595     $ 2,308,971
                                                                                ------------    ------------
                 CALIFORNIA-5.15%
    2,385,000    Redwood City California Elem School Dist,
                   5.50% Zero Coupon General Obligation FGIC
                   Insured 8-1-2018 (d).......................          AAA         770,095         781,040
    4,000,000    Southern California Public Power, 6.36% Zero
                   Coupon Bond 7-1-2013 (d)...................            A       1,492,098       1,757,360
    2,750,000    Sulphur Springs (City of), CA, 7.00% Zero
                   Coupon General Obligation Ser A MBIA
                   Insured 9-1-2012 (d).......................          AAA         985,380       1,272,947
                                                                                ------------    ------------
                                                                                  3,247,573       3,811,347
                                                                                ------------    ------------
                 CONNECTICUT-2.25%
    1,500,000    Connecticut State, 6.125% Special Tax
                   Obligation Rev Transportation
                   Infrastructure Ser B 9-1-2012..............          AA-       1,577,284       1,664,175
                                                                                ------------    ------------
                 DISTRICT OF COLUMBIA-3.27%
    1,250,000    District of Columbia, 7.50% General
                   Obligation Ser 1990B FSA Insured 6-1-2010
                   (Refunded 6-1-2000 @102)...................          AAA       1,235,938       1,376,075
    1,000,000    Georgetown University, 8.25% District of
                   Columbia Rev Bond 4-1-2018 (Refunded
                   4-1-1998 @102).............................           A+       1,035,325       1,040,450
                                                                                ------------    ------------
                                                                                  2,271,263       2,416,525
                                                                                ------------    ------------
                 FLORIDA-1.58%
      500,000    Florida (State of), 7.50% Mid-Bay Bridge Auth
                   Ser 1991A 10-1-2017 (Crossover Refunded
                   10-1-2001 @ 103)...........................           NR         475,416         544,500
      600,000    Tampa (City of), FL, 8.25% Cap Improvement
                   Program Rev Bond Ser A 10-1-2018...........           AA         598,958         621,822
                                                                                ------------    ------------
                                                                                  1,074,374       1,166,322
                                                                                ------------    ------------
                 GEORGIA-6.39%
    1,375,000    Brunswick, GA, Water & Sewer, 6.10% Rev Ref &
                   Improvement Bond MBIA Insured 10-1-2019....          AAA       1,466,874       1,536,067
    1,800,000    Fulton County, GA, Water & Sewer, 6.375% Ref
                   Bond FGIC Insured 1-1-2014.................          AAA       1,785,726       2,062,116
    1,000,000    Municipal Electric Auth of Georgia, 6.50% 5th
                   Crossover Ser Proj 1 1-1-2017..............            A         993,140       1,126,700
                                                                                ------------    ------------
                                                                                  4,245,740       4,724,883
                                                                                ------------    ------------
                 ILLINOIS-4.83%
      500,000    Channahon Park, IL District, 7.50% General
                   Obligation 1-1-2011 (Prerefunded 7-1-2001
                   @100)......................................           NR         499,375         557,060
      750,000    Chicago Gas Supply, 7.50% Rev for Peoples Gas
                   Ser B 3-1-2015.............................          AA-         758,947         811,852
    1,000,000    Illinois Dev Fin Auth, 7.375% Power Co Proj
                   Ser 1991A 7-1-2021.........................          BBB         992,890       1,146,320
    1,000,000    Illinois Housing Dev Auth, 7.55% Multi-family
                   Housing Ser 1990A 7-1-2014.................           A+         987,575       1,054,870
                                                                                ------------    ------------
                                                                                  3,238,787       3,570,102
                                                                                ------------    ------------
                 INDIANA-3.54%
    1,200,000    Indiana Bond Bank, 8.50% Special Loan Program
                   Ser B 2-1-2018.............................            A       1,212,064       1,241,448
    1,250,000    Indianapolis (City of), IN, Local Public
                   Improvement Bond Bank, 7.40% Ser 1990A
                   1-1-2020 (Refunded 7-1-2000 @102)..........         Aaa*       1,247,386       1,378,250
                                                                                ------------    ------------
                                                                                  2,459,450       2,619,698
                                                                                ------------    ------------
                 KENTUCKY-2.99%
    1,000,000    Christian County, KY, Hospital, 6.00% Rev Ref
                   Bond Jennie Stuart Medical Center
                   7-1-2013...................................           A-         994,961       1,055,040
    1,000,000    Louisville & Jefferson County, KY, 6.75%
                   Metro Sewer Dist Rev Bond Ser A AMBAC
                   Insured 5-15-2019 (Prerefunded 11-15-2004
                   @102)......................................          AAA         996,380       1,156,470
                                                                                ------------    ------------
                                                                                  1,991,341       2,211,510
                                                                                ------------    ------------
                 MARYLAND-1.39%
    1,000,000    Maryland State, 5.00% General Obligation
                   3-1-2001...................................          AAA       1,011,321       1,027,450
                                                                                ------------    ------------
                 MASSACHUSETTS-0.75%
      500,000    Boston, MA, City Hospital, 7.625% Rev Bond
                   Ser A 2-1-2021 (Refunded 8-15-2000 @
                   102).......................................         Aaa*         496,557         555,775
                                                                                ------------    ------------
                 MICHIGAN-6.48%
    1,750,000    Detroit, MI, Water System, 6.50% Rev Bond
                   FGIC Insured 7-1-2015......................          AAA       1,870,225       2,018,100
    1,350,000    Lincoln Park, MI, 5.85% School District Rev
                   Bond FGIC Insured 5-1-2015.................          AAA       1,346,943       1,423,764

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
   $1,360,000    Michigan State Hospital, 5.50% Fin Auth Mercy
                   Health System Ser S 8-15-2020..............          AA-     $ 1,279,068     $ 1,352,901
                                                                                ------------    ------------
                                                                                  4,496,236       4,794,765
                                                                                ------------    ------------
                 MINNESOTA-9.11%
    1,140,000    Fergus Falls (City of), MN, 6.50% Health Care
                   Facility (Lake Regional Hospital) Ser A
                   9-1-2018...................................         BBB+       1,133,596       1,197,410
      670,000    Minneapolis (City of), MN, 7.00% Health Care
                   Fac Rev (St. Olaf Residence) Ser 1993
                   10-1-2012..................................           NR         670,000         716,572
    3,000,000    Minnesota Agriculture and Economic
                   Development, 5.50% Healthcare System Rev
                   Ser 1997A Fairview Hospital and Healthcare
                   Services MBIA Insured 11-15-2017...........          AAA       2,907,070       3,012,960
      690,000    St. Anthony (City of), MN, 6.75% Housing Dev
                   Rev Ref Bond 7-1-2007......................           AA         690,000         749,223
    1,000,000    University of MN (Regents of), 5.75% General
                   Obligation Ser 1996A 7-1-2018..............           AA       1,012,082       1,063,970
                                                                                ------------    ------------
                                                                                  6,412,748       6,740,135
                                                                                ------------    ------------
                 MISSOURI-1.84%
    1,250,000    Missouri State Health & Educ, 7.70% Still
                   Regional Med Ctr 2-1-2013..................          BBB       1,290,171       1,364,300
                                                                                ------------    ------------
                 NEVADA-1.45%
    1,000,000    Washoe County, NV, Hosp, 7.60% Washoe Med Ctr
                   Rev Bond Ser 1989A 6-1-2019 (Prerefunded
                   6-1-1999 @102).............................           NR         971,310       1,074,870
                                                                                ------------    ------------
                 NEW JERSEY-3.51%
    1,000,000    New Jersey State Highway Auth, 6.20% Garden
                   State Pkwy Gen Rev Bond Sr Parking Bond
                   1-1-2010...................................          AA-       1,075,580       1,125,500
    1,500,000    New Jersey State Transportation Fund, 5.00%
                   Ser A MBIA Insured 6-15-2015...............          AAA       1,436,958       1,470,540
                                                                                ------------    ------------
                                                                                  2,512,538       2,596,040
                                                                                ------------    ------------
                 NEW MEXICO-3.71%
    2,500,000    University of New Mexico, 6.00% Rev Ref Ser A
                   6-1-2021...................................           AA       2,577,143       2,741,400
                                                                                ------------    ------------
                 NEW YORK-12.47%
    2,465,000    Metropolitan Transportation Authority, NY,
                   Commuter Facilities, 5.75% Ser O
                   7-1-2013...................................          BBB       2,391,937       2,582,260
    1,000,000    New York City, NY, 8.25% General Obligation
                   Ser B 6-1-2005.............................         BBB+         990,719       1,212,070
    1,000,000    New York State Dorm Auth, 6.00% Rev Cons City
                   Univ System 2nd Gen 7-1-2020...............         BBB+       1,018,663       1,075,220
      500,000    New York State Med Care, 7.50% Mental Health
                   Ser A 2-15-2021 (Refunded 2-15-2001 @
                   102).......................................          AAA         482,114         560,865
    1,000,000    New York State, 7.75% UDC Correctional Fac
                   Ser 1 1-1-2014 (Refunded 1-1-2000 @ 102)...         Aaa*         962,909       1,097,760
    2,600,000    New York Triborough Bridge and Tunnel Auth,
                   5.50% General Purpose Ser Y 1-1-2017.......           A+       2,495,999       2,693,938
                                                                                ------------    ------------
                                                                                  8,342,341       9,222,113
                                                                                ------------    ------------
                 NORTH DAKOTA-1.61%
    1,100,000    Ward County, ND, 7.50% Health Care Fac Ser
                   1991B 7-1-2011.............................         BBB+       1,123,948       1,187,065
                                                                                ------------    ------------
                 OHIO-2.74%
      750,000    Cleveland (City of), OH, Parking Facility,
                   8.10% Improvement Proj Rev Bond 9-15-2022
                   (Prerefunded 9-15-2002 @102)...............           NR         758,796         885,105
    1,100,000    Cleveland, OH, 5.50% Water Works Rev Ref Bond
                   Ser G First Mtg MBIA Insured 1-1-2021......          AAA       1,091,344       1,138,093
                                                                                ------------    ------------
                                                                                  1,850,140       2,023,198
                                                                                ------------    ------------
                 PENNSYLVANIA-1.14%
      750,000    Clarion County, PA, Hospital Auth, 8.50%
                   Clarion Hospital Proj Rev Bond 7-1-2021....           NR         734,329         845,670
                                                                                ------------    ------------
                 PUERTO RICO-1.89%
    1,250,000    Puerto Rico, 6.25% Commonwealth Aqueduct &
                   Sewer Auth Rev Ref Bond Commonwealth Gtd.
                   7-1-2013...................................            A       1,339,609       1,399,900
                                                                                ------------    ------------
                 SOUTH CAROLINA-1.88%
    1,450,000    Spartanburg County, 5.125% Health Svcs Dist.
                   Inc., Hosp Rev Ref Bond Ser B MBIA Insured
                   4-15-2022..................................          AAA       1,353,046       1,390,391
                                                                                ------------    ------------
                 TENNESSEE-3.82%
    1,750,000    Madison, TN, Suburban Util Dist, 5.00% Rev
                   Bond MBIA Insured 2-1-2019.................          AAA       1,628,416       1,672,493
    1,000,000    Metro Gov't of Nashville & Davidson County,
                   TN, 6.50% Water & Sewer Ref Bond FGIC
                   Insured 1-1-2010...........................          AAA       1,088,236       1,152,990
                                                                                ------------    ------------
                                                                                  2,716,652       2,825,483
                                                                                ------------    ------------
                 TEXAS-5.96%
    2,250,000    Grapevine-Colleyville, TX, 5.75% Independent
                   School District PSF Rev Ref Bond
                   8-15-2012..................................          AAA       2,283,629       2,435,310
    1,000,000    Texas Water Development Board, 5.25% Sr Lien
                   Ser A 7-15-2017............................          AAA         935,671         992,620

FORTIS TAX-FREE PORTFOLIOS
NATIONAL PORTFOLIO (CONTINUED)
Schedule of Investments
September 30, 1997

MUNICIPAL BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
   $1,000,000    Waller, TX, 5.25% Cons Independent School
                   District 2-15-2021.........................         Aaa*     $   941,011     $   982,760
                                                                                ------------    ------------
                                                                                  4,160,311       4,410,690
                                                                                ------------    ------------
                 WASHINGTON-2.97%
    1,000,000    Washington Public Power Supply Sys, 7.00%
                   Nuclear Proj 2 Ref Rev Bond Ser B 7-1-2012
                   (Prerefunded 7-1-2000 @102)................          AA-         959,114       1,090,920
    1,000,000    Washington Public Power Supply Sys, 7.625%
                   Proj 2 Rec Bond Ser 1990A 7-1-2008
                   (Refunded 7-1-2000 @ 102)..................          AAA         986,875       1,107,010
                                                                                ------------    ------------
                                                                                  1,945,989       2,197,930
                                                                                ------------    ------------
                 WISCONSIN-1.13%
      750,000    Wisconsin Health & Educ Fac Auth, 8.50% Rev
                   Bond Ser 1990 (Franciscan Health Sys)
                   3-1-2020 (Refunded 3-1-2000 @ 102).........         Aaa*         750,000         838,740
                                                                                ------------    ------------
                 TOTAL MUNICIPAL BONDS........................                  $66,376,796     $71,729,448
                                                                                ------------    ------------
                                                                                ------------    ------------

SHORT-TERM INVESTMENTS-1.82%

--------------------------------------------------------------------------------
    Principal                                                                                     Market
     Amount                                                                                     Value (b)
   -----------                                                                                 ------------
                  INVESTMENT COMPANY-1.82%
   $1,346,436     Federated Tax-Free Obligation Fund, Current rate -- 3.81%.................   $ 1,346,436
                                                                                               ------------
                  TOTAL INVESTMENTS IN SECURITIES (COST: $67,723,232) (a)...................   $73,075,884
                                                                                               ------------
                                                                                               ------------

 (a) At September 30, 1997, the cost of securities for federal income tax purposes was $67,723,232, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 5,353,533
          Unrealized depreciation...........................         (881)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 5,352,652
          ---------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rates disclosed for these securities represent the effective yields on the date of acquisition.
  * Moody's Rating.

FORTIS TAX-FREE PORTFOLIOS INC.
MINNESOTA PORTFOLIO
Schedule of Investments
September 30, 1997

MUNICIPAL BONDS-98.13%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
                 GENERAL OBLIGATIONS-27.45%
   $2,400,000    Centennial Independent School District #12,
                   5.625% Ser A 2-1-2016......................         Aa1*     $ 2,366,074     $ 2,482,512
    1,100,000    Maple Grove (City of), MN, 5.20% General
                   Obligation Impt Ser A 2-1-2017.............          Aa*       1,088,087       1,095,930
    1,215,000    Maple Grove (City of), MN, 5.20% General
                   Olbigation Impt Ser A 2-1-2013.............          Aa*       1,183,590       1,224,744
    2,300,000    Minneapolis (City of), MN, 5.00% Special
                   School District #001 General Obligation
                   2-1-2014...................................          AA+       2,200,837       2,279,576
    1,515,000    Minnesota (State of), 5.25% General
                   Obligation State Enhancement Program
                   8-1-2015...................................          AAA       1,478,761       1,519,712
      750,000    Puerto Rico, 6.25% Commonwealth Aqueduct &
                   Sewer Auth Rev Ref Bond PR-GTD 7-1-2013....            A         803,766         839,940
    1,310,000    Rochester (City of), MN, Independent School
                   District #535, 5.25% General Obligation Ser
                   A 2-1-2014.................................           AA       1,288,808       1,323,113
    1,950,000    Rosemount (City of), MN, Independent School
                   District #196, 5.70% Zero Coupon General
                   Obligation MBIA Insured 4-1-2015 (d).......          AA+         729,228         767,364
    1,025,000    Stillwater (City of), MN, 5.375% Cap Outlay
                   General Obligation Ser A FSA Insured
                   2-1-2017...................................          AAA         997,876       1,033,487
    1,155,000    Waseca (City of), MN, 5.50% Independent
                   School District #829 General Obligation
                   MBIA Insured 4-1-2017......................          AAA       1,133,368       1,169,149
                                                                                ------------    ------------
                                                                                 13,270,395      13,735,527
                                                                                ------------    ------------
                 HEALTH CARE/SERVICES-17.30%
    1,000,000    Duluth (City of), MN, 8.375% EDA Health Care
                   Fac Rev (St. Mary's Med Ctr) Ser 1990
                   2-15-2020 (Refunded 2-15-2000 @ 102).......          AAA       1,018,180       1,114,360
      785,000    Duluth (City of), MN, 9.00% Hosp Fac Rev Bond
                   (St. Luke's Hospital) Ser 1988 5-1-2018
                   (Refunded 5-1-1998 @ 102)..................          AAA         798,215         823,873
    2,000,000    Minneapolis & St. Paul (Cities of), MN, 5.70%
                   Hsg & Redev Auth Health Care System
                   Childrens Health Care Ser A FSA Insured
                   8-15-2016..................................          AAA       1,976,968       2,052,400
    3,000,000    Minnesota Agriculture and Economic
                   Development, 5.50% Healthcare System Rev
                   Fairview Hospital and Healthcare Services
                   Ser 1997A MBIA Insured 11-15-2017..........          AAA       2,949,721       3,012,960
    1,500,000    Rochester (City of), MN, 5.90% Health Care
                   Fac Rev Bond Mayo Med Ctr Ser I
                   11-15-2010.................................          AA+       1,577,026       1,653,045
                                                                                ------------    ------------
                                                                                  8,320,110       8,656,638
                                                                                ------------    ------------
                 HIGHER EDUCATION-8.30%
      460,000    Minnesota Higher Education, 7.625% Mortgage
                   Rev for St. Mary's College Ser 3F 10-1-2016
                   (Refunded 10-1-2001 @ 100).................         BBB-         457,700         516,056
      500,000    Northfield (City of), MN, 8.00% College
                   Facility Rev Bond for St. Olaf College
                   10-1-2018 (Refunded 10-1-1998 @ 100).......           NR         500,295         520,290
    2,000,000    University of MN (Regents of), 5.50% General
                   Obligation Ser A 7-1-2021..................           AA       2,022,454       2,053,500
    1,000,000    University of MN (Regents of), 5.75% General
                   Obligation Ser 1996A 7-1-2018..............           AA       1,012,082       1,063,970
                                                                                ------------    ------------
                                                                                  3,992,531       4,153,816
                                                                                ------------    ------------
                 HOUSING-18.07%
    1,500,000    Brainerd (City of), MN, 6.65% Rev Ref Bond
                   Evangelical Lutheran-Good Samaritan Project
                   Ser 1992B FSA Insured 3-1-2017.............          AAA       1,513,297       1,645,545
      240,000    Dakota County, MN, 8.10% HRA Single Family
                   Rev GNMA Backed 3-1-2016...................          AAA         245,736         247,370
      300,000    Eden Prairie (City of), MN, 7.40% Multifamily
                   Housing Ser 1990 FHA Insured 8-1-2025......          AAA         299,956         314,640
      855,000    Eden Prairie (City of), MN, 8.00% Multifamily
                   Housing Ser A FHA Insured 7-1-2026.........          AAA         855,000         912,559
      540,000    Edina (City of), MN, 7.50% Housing Dev Ref
                   Rev Edina Park Plaza Ser 1989A 12-1-2009...          Aa*         539,625         566,924
      500,000    Edina (City of), MN, 7.70% Housing Dev Ref
                   Rev Edina Park Plaza Ser A FHA Insured
                   12-1-2028..................................          Aa*         500,000         523,080
      525,000    Mankato (City of), MN, 8.25% Nursing Home Rev
                   Bond Board of Soc Ministry Mankato Lutheran
                   Ser 1991A 10-1-2021........................           NR         520,000         608,800
    1,070,000    Minneapolis (City of), MN, 7.10% HRA Mortgage
                   Rev Bond Riverplace Proj Ser A LOC Bank of
                   Tokyo 1-1-2020.............................         Aa2*       1,081,809       1,094,118
      485,000    Minneapolis (City of), MN, 8.25% Health Care
                   Fac Rev Bond Jones-Harrison Residence Ser
                   1991 9-1-2011..............................           NR         479,122         513,576
      350,000    Minneapolis (City of), MN, 8.25% Rev Bond
                   Trinity Housing Proj Ser 1991 2-1-2018.....           NR         350,000         362,089
      500,000    Minnesota Housing Finance Agency, 6.95%
                   Housing Dev Bond Ser 1992A 8-1-2017........           AA         500,000         530,505
      190,000    Minnesota Housing Finance Agency, 7.70%
                   Single Family Mortgage Bond Ser C
                   7-1-2014...................................          AA+         190,992         200,197
      440,000    Northfield (City of), MN, 7.00% Health Care
                   Facility Northfield Retirement Ctr
                   5-1-2015...................................           NR         436,441         457,930
      500,000    Red Wing (City of), MN, 6.50% Elderly Housing
                   Fac Ref Rev River Region Obligated Group
                   Ser 1993C 9-1-2022.........................         BBB+         497,260         525,180

FORTIS TAX-FREE PORTFOLIOS INC.
MINNESOTA PORTFOLIO (CONTINUED)
Schedule of Investments
September 30, 1997

MUNICIPAL BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Spring Park (City of), MN, 8.25% Health Care
                   Fac Rev Bond Twin Birch Health Care Ctr
                   8-1-2011...................................           NR     $   500,000     $   538,650
                                                                                ------------    ------------
                                                                                  8,509,238       9,041,163
                                                                                ------------    ------------
                 MISCELLANEOUS-5.04%
      450,000    Dakota County, MN, 7.50% HRA Limited Annual
                   Appropriation Tax & Rev Supported Bond Ser
                   1991 1-1-2006..............................         BBB+         450,000         472,545
      400,000    Dawson (City of), MN, 7.30% IDR Ref Bond
                   Associated Milk Producers 9-1-2000.........           NR         396,426         418,396
    1,000,000    Minneapolis (City of), MN, 7.375% CDA Limited
                   Tax Supported Dev Rev Common Bond Fund Ser
                   1995-G3 12-1-2012..........................           A-       1,000,000       1,106,960
      500,000    Minneapolis (City of), MN, 8.375% CDA Limited
                   Tax Supported Dev Rev Common Bond Fund Ser
                   1990-6A 6-1-2007...........................           A-         497,500         522,565
                                                                                ------------    ------------
                                                                                  2,343,926       2,520,466
                                                                                ------------    ------------
                 POLLUTION CONTROL-4.79%
      650,000    East Grand Forks (City of), MN, 7.75%
                   Pollution Control Rev (American Crystal
                   Sugar) Ser 1991A 4-1-2018..................         BBB+         650,475         705,646
    1,000,000    Minnesota Public Fac Auth, 6.65% Zero Coupon
                   Water Pollution Rev Bond Ser 1992A 3-1-2007
                   (d)........................................          AAA         540,181         604,400
    1,000,000    Minnesota Public Fac Auth, 7.10% Water
                   Pollution Rev Bond Ser 1990A 3-1-2012......          AAA         978,767       1,087,730
                                                                                ------------    ------------
                                                                                  2,169,423       2,397,776
                                                                                ------------    ------------
                 PUBLIC FACILITES-2.59%
      400,000    Duluth (City of), MN, 6.75% Gross Rev
                   Recreation Fac Bond Spirit Mountain Ser
                   1992 2-1-2007..............................           NR         400,000         412,620
      325,000    Moorhead (City of), MN, 7.75% Golf Course Rev
                   Bond Ser 1992A 12-1-2015...................           NR         325,000         345,079
      500,000    St. Paul (City of), MN, 6.45% HRA Parking Rev
                   Bond Ser 1992A 8-1-2007 (Refunded 8-1-2000
                   @ 102).....................................           A-         500,000         539,475
                                                                                ------------    ------------
                                                                                  1,225,000       1,297,174
                                                                                ------------    ------------
                 REFUNDED WITH U.S. GOVERNMENT SECURITIES-5.42%
      400,000    Minneapolis (City of), MN, 8.00% HRA St. Paul
                   Health One Ser 1990B 8-15-2014 (Refunded
                   8-15-2000 @ 102)...........................          AAA         411,286         448,876
    1,275,000    St. Louis Park (City of), MN, 7.25% Hospital
                   Fac Rev Methodist Ser 1990C AMBAC Insured
                   7-1-2015 (Refunded 7-1-2000 @ 102).........          AAA       1,262,270       1,400,881
      765,000    St. Louis Park (City of), MN, 8.50% Health
                   Care Fac (Park Nicollet Med Ctr) Ser A
                   1-1-2011 (Refunded 1-1-2001 @ 100).........         Aaa*         768,972         864,335
                                                                                ------------    ------------
                                                                                  2,442,528       2,714,092
                                                                                ------------    ------------
                 UTILITIES-ELECTRIC-8.11%
    1,295,000    Northern MN Municipal Power Agency, 7.102%
                   Zero Coupon Elec Sys Rev Ref Ser A AMBAC
                   Primary Insured 1-1-2011 (d)...............          AAA         524,495         653,315
    2,400,000    St. Cloud (City of), MN, 5.25% General
                   Obligation Hydroelectric Rev Ref MBIA
                   Insured 12-1-2018..........................          AAA       2,325,860       2,372,616
    1,000,000    Western MN Municipal Power Agency, 5.50% Ref
                   Ser A AMBAC Insured 1-1-2013...............          AAA         991,758       1,029,130
                                                                                ------------    ------------
                                                                                  3,842,113       4,055,061
                                                                                ------------    ------------
                 UTILITIES-WATER AND SEWER-1.06%
      500,000    St. Paul (City of), MN, 8.00% Sewer Rev Bond
                   Ser 1988A 12-1-2008 (Crossover Refunded
                   12-1-1998 @ 101)...........................          BBB         500,000         527,715
                                                                                ------------    ------------
                 TOTAL MUNICIPAL BONDS........................                  $46,615,264     $49,099,428
                                                                                ------------    ------------
                                                                                ------------    ------------

SHORT-TERM INVESTMENTS-0.63%

--------------------------------------------------------------------------------
   Principal                                                                                    Market
    Amount                                                                                    Value (b)
   ---------                                                                                 ------------
                INVESTMENT COMPANY-0.63%
   $315,722     Federated Minnesota Municipal Cash Trust, Current rate -- 3.76%...........   $   315,722
                                                                                             ------------
                TOTAL INVESTMENTS IN SECURITIES (COST: $46,930,986) (a)...................   $49,415,150
                                                                                             ------------
                                                                                             ------------

 (a) At September 30, 1997, the cost of securities for federal income tax purposes was $46,931,505, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 2,485,406
          Unrealized depreciation...........................       (1,761)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 2,483,645
          ---------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rates disclosed for these securities represent the effective yields on the date of acquisition.
  * Moody's Rating.

FORTIS TAX-FREE PORTFOLIOS, INC.

Statements of Assets and Liabilities

September 30, 1997

--------------------------------------------------------------------------------
                                                       NATIONAL       MINNESOTA
                                                      PORTFOLIO       PORTFOLIO
                                                     ------------    ------------
ASSETS:
  Investments in securities, as detailed in the
    accompanying schedules, at market (cost
    $67,723,232; and $46,930,986; respectively)
    (Note 1)......................................   $73,075,884     $49,415,150
  Receivables:
    Interest and dividends........................     1,050,394         726,153
  Deferred registration costs (Note 1)............        17,683           5,950
                                                     ------------    ------------
TOTAL ASSETS......................................    74,143,961      50,147,253
                                                     ------------    ------------
LIABILITIES:
  Cash portion of dividends payable...............       104,749          62,120
  Redemptions of capital stock....................           654           5,554
  Payable for investment advisory and management
    fees (Note 2).................................        46,519          29,803
  Payable for distribution fees (Note 2)..........           963             405
  Accounts payable and accrued expenses...........        19,926          16,579
                                                     ------------    ------------
TOTAL LIABILITIES.................................       172,811         114,461
                                                     ------------    ------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 100,000,000,000; and
    100,000,000,000 shares; respectively..........    68,504,305      47,537,392
  Unrealized appreciation of investments..........     5,352,652       2,484,164
  Distributions in excess of net investment
    income........................................       (48,084)         (9,047)
  Accumulated net realized gain from sale of
    investments...................................       162,277          20,283
                                                     ------------    ------------
TOTAL NET ASSETS..................................   $73,971,150     $50,032,792
                                                     ------------    ------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $7,262,978;
  and $3,689,004; respectively and 656,858; and
  353,609 shares outstanding; respectively).......        $11.06          $10.43
                                                     ------------    ------------
Class B shares (based on net assets of $1,286,592;
  and $1,300,981; respectively and 116,432; and
  124,850 shares outstanding; respectively).......        $11.05          $10.42
                                                     ------------    ------------
Class C shares (based on net assets of $584,022;
  and $231,589; respectively and 52,886; and
  22,178 shares outstanding; respectively)........        $11.04          $10.44
                                                     ------------    ------------
Class E shares (based on net assets of
  $59,726,860; and $43,584,008; respectively and
  5,395,595; and 4,167,840 shares outstanding;
  respectively)...................................        $11.07          $10.46
                                                     ------------    ------------
Class H shares (based on net assets of $5,110,698;
  and $1,227,210; respectively and 461,943; and
  117,517 shares outstanding; respectively).......        $11.06          $10.44
                                                     ------------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS TAX-FREE PORTFOLIOS, INC.

Statements of Operations

For the Year Ended September 30, 1997

--------------------------------------------------------------------------------
                                                        NATIONAL       MINNESOTA
                                                        PORTFOLIO      PORTFOLIO
                                                       -----------    -----------
NET INVESTMENT INCOME:
  Income:
    Interest income.................................   $4,498,159     $3,106,153
                                                       -----------    -----------
  Expenses:
    Investment advisory and management fees (Note
     2).............................................      576,384        371,144
    Distribution fees (Class A) (Note 2)............       16,993          7,606
    Distribution fees (Class B) (Note 2)............       10,578         12,311
    Distribution fees (Class C) (Note 2)............        7,733          2,216
    Distribution fees (Class H) (Note 2)............       46,622         11,463
    Registration fees (Note 1)......................       44,840         40,521
    Legal and auditing fees.........................       25,706         24,872
    Shareholders' notices and reports...............       22,920         18,962
    Custodian fees..................................       15,235         11,871
    Directors' fees and expenses....................       10,034          6,911
    Other...........................................       20,097         15,155
                                                       -----------    -----------
  Total expenses....................................      797,142        523,032
                                                       -----------    -----------
NET INVESTMENT INCOME...............................    3,701,017      2,583,121
                                                       -----------    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE
  1):
  Net realized gain from security transactions......      607,613        456,296
  Net change in unrealized appreciation of
    investments.....................................    1,542,136        402,887
                                                       -----------    -----------
NET GAIN ON INVESTMENTS.............................    2,149,749        859,183
                                                       -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................   $5,850,766     $3,442,304
                                                       -----------    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS TAX-FREE PORTFOLIOS, INC.

Statements of Changes in Net Assets

NATIONAL PORTFOLIO

--------------------------------------------------------------------------------
                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 1997    SEPTEMBER 30, 1996
                                                     ------------------    ------------------
OPERATIONS:
  Net investment income...........................      $  3,701,017          $  3,891,276
  Net realized gain from security transactions....           607,613               685,982
  Net change in unrealized appreciation
    (depreciation) of investments in securities...         1,542,136              (471,072)
                                                     ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................         5,850,766             4,106,186
                                                     ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................          (329,029)             (182,138)
    Class B.......................................           (42,850)              (32,480)
    Class C.......................................           (31,714)               (8,022)
    Class E.......................................        (3,129,259)           (3,534,046)
    Class H.......................................          (189,499)             (122,710)
                                                     ------------------    ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............        (3,722,351)           (3,879,396)
                                                     ------------------    ------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (151,166 and 449,965 shares)..........         1,640,602             4,861,712
    Class B (45,077 and 45,495 shares)............           493,819               489,032
    Class C (97,772 and 14,245 shares)............         1,054,744               153,026
    Class E (172,663 and 269,334 shares)..........         1,869,526             2,914,650
    Class H (129,325 and 260,768 shares)..........         1,402,422             2,813,222
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (17,479 and 11,432 shares)............           190,089               122,884
    Class B (2,882 and 2,485 shares)..............            31,313                26,794
    Class C (2,611 and 684 shares)................            28,311                 7,375
    Class E (186,406 and 214,235 shares)..........         2,028,431             2,315,910
    Class H (10,795 and 7,642 shares).............           117,389                82,355
  Less cost of repurchase of shares
    Class A (92,271 and 49,683 shares)............        (1,002,654)             (529,388)
    Class B (24,367 and 17,603 shares)............          (267,065)             (190,790)
    Class C (68,234 and 4,088 shares).............          (725,474)              (44,079)
    Class E (1,029,099 and 999,377 shares)........       (11,165,616)          (10,775,813)
    Class H (51,643 and 58,950 shares)............          (562,890)             (632,516)
                                                     ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................        (4,867,053)            1,614,374
                                                     ------------------    ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........        (2,738,638)            1,841,164
NET ASSETS:
  Beginning of year...............................        76,709,788            74,868,624
                                                     ------------------    ------------------
  End of year (includes distributions in excess of
    net investment income of $48,084 and $26,750,
    respectively).................................      $ 73,971,150          $ 76,709,788
                                                     ------------------    ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS TAX-FREE PORTFOLIOS, INC.

Statements of Changes in Net Assets

MINNESOTA PORTFOLIO

--------------------------------------------------------------------------------
                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 1997    SEPTEMBER 30, 1996
                                                     ------------------    ------------------
OPERATIONS:
  Net investment income...........................      $ 2,583,121           $ 2,891,691
  Net realized gain (loss) from security
    transactions..................................          456,296               (66,018)
  Net change in unrealized appreciation
    (depreciation) of investments in securities...          402,887              (181,219)
                                                     ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................        3,442,304             2,644,454
                                                     ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.......................................         (149,255)              (82,763)
    Class B.......................................          (50,647)              (27,649)
    Class C.......................................           (9,080)               (9,242)
    Class E.......................................       (2,327,379)           (2,719,829)
    Class H.......................................          (46,977)              (39,824)
                                                     ------------------    ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............       (2,583,338)           (2,879,307)
                                                     ------------------    ------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (218,477 and 141,525 shares)..........        2,250,193             1,468,872
    Class B (16,325 and 91,006 shares)............          167,995               930,206
    Class C (6,987 and 12,417 shares).............           72,000               129,148
    Class E (129,779 and 183,971 shares)..........        1,334,599             1,903,947
    Class H (28,209 and 124,931 shares)...........          290,250             1,278,687
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (8,506 and 5,575 shares)..............           87,649                57,472
    Class B (2,921 and 1,733 shares)..............           30,108                17,780
    Class C (700 and 769 shares)..................            7,226                 7,919
    Class E (166,633 and 202,818 shares)..........        1,723,375             2,099,431
    Class H (2,570 and 2,618 shares)..............           26,550                26,982
  Less cost of repurchase of shares
    Class A (51,049 and 55,198 shares)............         (524,883)             (568,492)
    Class B (2,631 and 2,025 shares)..............          (27,153)              (20,727)
    Class C (6,013 and 6,577 shares)..............          (62,355)              (67,864)
    Class E (919,962 and 692,789 shares)..........       (9,495,068)           (7,141,366)
    Class H (16,693 and 86,089 shares)............         (171,976)             (869,654)
                                                     ------------------    ------------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS....................................       (4,291,490)             (747,659)
                                                     ------------------    ------------------
TOTAL DECREASE IN NET ASSETS......................       (3,432,524)             (982,512)
NET ASSETS:
  Beginning of year...............................       53,465,316            54,447,828
                                                     ------------------    ------------------
  End of year (includes distributions in excess of
    net investment income of $9,047 and $8,830,
    respectively).................................      $50,032,792           $53,465,316
                                                     ------------------    ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS TAX FREE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Fortis Tax-Free Portfolios, Inc. is an open-end management investment company which currently is comprised of two separate investment portfolios and series of capital stock: the National and Minnesota Portfolios, (the Funds) are diversified portfolios each of which has different investment objectives and its own investment portfolio and net asset value. The investment objective of National Portfolio is to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the Portfolio. The investment objective of Minnesota Portfolio is to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the Portfolio.

   The Minnesota Portfolio concentrates it's investments in a single state and, therefore, may have more credit risk related to the economic conditions of the respective state than a portfolio with broader geographical diversification.

   The fund offers Class A, Class B, Class C, Class E and Class H shares. The fund began to issue class shares effective November 14, 1994. Class E shares are only available to existing shareholders on November 14, 1994. Class A and E shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes, the portfolios amortize long-term bond premium and original issue discount.

   For the year ended ended September 30, 1997, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $52,349,104 and $58,305,953 for National Portfolio; and $30,356,947 and $34,084,436 for Minnesota Portfolio, respectively.

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the fund intends to distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net realized gains may differ for financial statement and tax purposes primarily because of wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTION: The portfolios declare income distributions daily to be paid on the last business day of each month. The portfolios will make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the portfolio at net asset value on the payable date or paid in cash five business days after month end without any charge to the shareholder.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc. (Advisers), is the investment adviser for the fund. Investment advisory fees paid by the Minnesota Portfolio are computed at an annual rate of .8% of the first $50 million in average daily net assets, .7% of the next $50 million in average daily net assets and .625% of average daily net assets in excess of $100 million. The National Portfolio's investment advisory fees are computed at an annual rate of .8% of the first $50 million in average daily net assets, and .7% of average daily net assets in excess of $50 million. The fee percentage for the Minnesota Portfolio is based upon the aggregate average net assets of the National and Minnesota Portfolios combined. The fee is then allocated to the Minnesota Portfolio based upon proportionate net assets. The fee percentage for National Portfolio is based upon the average net assets of the portfolio alone.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C, and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc., also received sales charges (paid by purchasers or redeemers of the fund's shares) aggregating:

                                                 Class A      Class B     Class C     Class E      Class H
----------------------------------------------------------------------------------------------------------
National Portfolio...........................    $ 39,594     $3,903      $6,530      $ 42,450     $6,599
Minnesota Portfolio..........................    $ 21,386     $  540      $   63      $ 32,227     $3,891

   Legal fees and expenses aggregating $1,285 and $791 for the National and Minnesota Portfolios, respectively, were paid to a law firm of which the secretary of the fund is a partner.

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                             Class E
                                -----------------------------------------------------------------             Class A
                                                               Three-Month                          ---------------------------
                                                               Period Ended
                                                                September     Year Ended June 30,
                                  Year Ended September 30,         30,                               Year Ended September 30,
                                -----------------------------  ------------   -------------------   ---------------------------
NATIONAL PORTFOLIO                1997       1996      1995        1994         1994       1993      1997      1996      1995+
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................  $  10.76   $  10.72   $ 10.38    $ 10.46      $  11.13   $  10.54   $ 10.75   $ 10.71   $  9.79
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Operations:
  Investment income - net.....       .55        .56       .58        .15           .60        .63       .53       .53       .49
  Net realized and unrealized
    gain (loss) on
    investments...............       .31        .04       .36       (.09)         (.64)       .59       .31       .04       .94
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Total from operations.........       .86        .60       .94        .06          (.04)      1.22       .84       .57      1.43
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Distributions to shareholders:
  From investment income -
    net.......................      (.55)      (.56)     (.59)      (.14)         (.59)      (.62)     (.53)     (.53)     (.50)
  Excess distributions of net
    investment income.........        --         --        --         --            --       (.01)       --        --        --
  From net realized gains on
    investments...............        --         --      (.01)        --          (.04)        --        --        --      (.01)
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Total distributions to
 shareholders.................      (.55)      (.56)     (.60)      (.14)         (.63)      (.63)     (.53)     (.53)     (.51)
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Net asset value, end of
 period.......................  $  11.07   $  10.76   $ 10.72    $ 10.38      $  10.46   $  11.13   $ 11.06   $ 10.75   $ 10.71
                                --------   --------   -------  ------------   --------   --------   -------   -------   -------
Total return @................      8.19%      5.69%     9.30%       .59%         (.49%)    11.99%     7.96%     5.46%    14.80%
Net assets end of period (000s
  omitted)....................  $ 59,727   $ 65,237   $70,531    $74,877      $ 76,746   $ 70,754   $ 7,263   $ 6,239   $ 1,807
Ratio of expenses to average
  daily net assets............       .95%       .93%     1.03%       .87%*         .87%       .94%     1.20%     1.18%     1.28%*
Ratio of net investment income
  to average daily net
  assets......................      5.03%      5.19%     5.54%      5.74%*        5.38%      5.80%     4.78%     4.97%     5.03%*
Portfolio turnover rate.......        71%        52%       35%        17%           25%        29%       71%       52%       35%

                                          Class B                       Class C                       Class H
                                ---------------------------   ---------------------------   ---------------------------
                                                               Year Ended September 30,
                                ---------------------------------------------------------------------------------------
NATIONAL PORTFOLIO               1997      1996      1995+     1997      1996      1995+     1997      1996      1995+
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................  $ 10.74   $ 10.70   $  9.79   $ 10.74   $ 10.70   $  9.79   $ 10.75   $ 10.71   $  9.79
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net.....      .44       .45       .42       .43       .45       .43       .44       .45       .43
  Net realized and unrealized
    gain on investments.......      .31       .04       .93       .31       .04       .92       .31       .04       .93
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from operations.........      .75       .49      1.35       .74       .49      1.35       .75       .49      1.36
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income -
    net.......................     (.44)     (.45)     (.43)     (.44)     (.45)     (.43)     (.44)     (.45)     (.43)
  From net realized gains on
    investments...............       --        --      (.01)       --        --      (.01)       --        --      (.01)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions to
 shareholders.................     (.44)     (.45)     (.44)     (.44)     (.45)     (.44)     (.44)     (.45)     (.44)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period.......................  $ 11.05   $ 10.74   $ 10.70   $ 11.04   $ 10.74   $ 10.70   $ 11.06   $ 10.75   $ 10.71
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
Total return @................     7.14%     4.65%    13.96%     7.04%     4.65%    13.95%     7.13%     4.64%    14.06%
Net assets end of period (000s
  omitted)....................  $ 1,287   $   997   $   668   $   584   $   223   $   106   $ 5,111   $ 4,015   $ 1,757
Ratio of expenses to average
  daily net assets............     1.95%     1.93%     2.03%*    1.95%     1.93%     2.03%*    1.95%     1.93%     2.03%*
Ratio of net investment income
  to average daily net
  assets......................     4.02%     4.20%     4.04%*    4.05%     4.20%     4.14%*    4.03%     4.20%     4.24%*
Portfolio turnover rate.......       71%       52%       35%       71%       52%       35%       71%       52%       35%

*      Annualized.
+ For the period from November 14, 1994 (commencement of operations) to September 30, 1995.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.

FORTIS TAX FREE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):
                                                        Class E
                             --------------------------------------------------------------           Class A
                                                           Three-Month                        ------------------------
                                                           Period Ended
                                                            September      Year Ended June    Year Ended September 30,
                              Year Ended September 30,         30,               30,
                             ---------------------------   ------------   -----------------   ------------------------
MINNESOTA PORTFOLIO           1997      1996      1995         1994        1994      1993      1997     1996    1995+
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period................  $ 10.28   $ 10.32   $ 10.08     $ 10.15      $ 10.65   $ 10.16   $10.26   $10.30   $ 9.55
                             -------   -------   -------   ------------   -------   -------   ------   ------   ------
Operations:
  Investment income -
    net....................      .53       .55       .57         .15          .59       .61      .50      .52      .48
  Net realized and
    unrealized gain (loss)
    on investments.........      .18      (.04)      .24        (.08)        (.51)      .49      .18     (.04)     .76
                             -------   -------   -------   ------------   -------   -------   ------   ------   ------
Total from operations......      .71       .51       .81         .07          .08      1.10      .68      .48     1.24
                             -------   -------   -------   ------------   -------   -------   ------   ------   ------
Distributions to
  shareholders:
  From investment income -
    net....................     (.53)     (.55)     (.57)       (.14)        (.58)     (.61)    (.51)    (.52)    (.49)
                             -------   -------   -------   ------------   -------   -------   ------   ------   ------
Net asset value, end of
 period....................  $ 10.46   $ 10.28   $ 10.32     $ 10.08      $ 10.15   $ 10.65   $10.43   $10.26   $10.30
                             -------   -------   -------   ------------   -------   -------   ------   ------   ------
Total return @.............     7.10%     5.01%     8.35%        .72%         .64%    11.17%    6.66%    4.78%   13.15%
Net assets end of period
  (000s omitted)...........  $43,584   $49,262   $52,603     $54,560      $54,854   $52,271   $3,689   $1,822   $  884
Ratio of expenses to
  average daily net
  assets...................      .96%      .93%      .98%        .85%*        .85%      .89%    1.21%    1.18%    1.23%*
Ratio of net investment
  income to average daily
  net assets...............     5.14%     5.34%     5.60%       5.69%*       5.51%     5.82%    4.89%    5.07%    5.10%*
Portfolio turnover rate....       61%       41%       27%          8%          11%       17%      61%      41%      27%

                                       Class B                       Class C                       Class H
                             ---------------------------   ---------------------------   ---------------------------
                                                            Year Ended September 30,
                             ---------------------------------------------------------------------------------------
MINNESOTA PORTFOLIO           1997      1996      1995+     1997      1996      1995+     1997      1996      1995+
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period................  $ 10.24   $ 10.27   $  9.55   $ 10.26   $ 10.30   $  9.55   $ 10.26   $ 10.30   $  9.55
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Operations:
  Investment income -
    net....................      .42       .45       .41       .42       .44       .42       .42       .44       .41
  Net realized and
    unrealized gain (loss)
    on investments.........      .18      (.04)      .73       .18      (.04)      .75       .18      (.04)      .76
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from operations......      .60       .41      1.14       .60       .40      1.17       .60       .40      1.17
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions to
  shareholders:
  From investment income -
    net....................     (.42)     (.44)     (.42)     (.42)     (.44)     (.42)     (.42)     (.44)     (.42)
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period....................  $ 10.42   $ 10.24   $ 10.27   $ 10.44   $ 10.26   $ 10.30   $ 10.44   $ 10.26   $ 10.30
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Total return @.............     6.01%     4.04%    12.10%     6.00%     4.00%    12.31%     6.00%     3.93%    12.42%
Net assets end of period
  (000s omitted)...........  $ 1,301   $ 1,109   $   180   $   232   $   210   $   143   $ 1,227   $ 1,061   $   638
Ratio of expenses to
  average daily net
  assets...................     1.96%     1.93%     1.98%*    1.96%     1.93%     1.98%*    1.96%     1.93%     1.98%*
Ratio of net investment
  income to average daily
  net assets...............     4.14%     4.34%     4.37%*    4.14%     4.31%     4.28%*    4.14%     4.33%     4.29%*
Portfolio turnover rate....       61%       41%       27%       61%       41%       27%       61%       41%       27%

*      Annualized.
+ For the period from November 14, 1994 (commencement of operations) to September 30, 1995.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Tax-Free Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of National Portfolio and Minnesota Portfolio (portfolios within Fortis Tax-Free Portfolios, Inc.) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights presented in footnote 4 to the financial statements. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of National Portfolio and Minnesota Portfolio as of September 30, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights presented in footnote 4 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

FEDERAL INCOME TAX INFORMATION

Exempt interest dividends are exempt from federal income taxes and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes. In January, 1998, the fund will provide the shareholder with information regarding the percentage of distributions exempt from federal income taxes and a breakdown setting forth states from which income was earned.

During the year ended September 30, 1997, 100% of the National and Minnesota Portfolios' distributions were derived from interest on municipal securities and qualify as exempt dividends for federal tax purposes.

Detailed below are the per share distributions made for the year ended September 30, 1997.

NATIONAL PORTFOLIO

Record Date

INCOME DISTRIBUTIONS PER SHARE                   Class A     Class B     Class C     Class E     Class H
                                                 -------------------------------------------------------
October 31, 1996.............................    $0.044      $0.037      $0.037      $0.046      $0.037
November 29, 1996............................     0.044       0.037       0.037       0.046       0.037
December 31, 1996............................     0.044       0.037       0.037       0.046       0.037
January 31, 1997.............................     0.044       0.037       0.037       0.046       0.037
February 28, 1997............................     0.044       0.037       0.037       0.046       0.037
March 31, 1997...............................     0.044       0.037       0.037       0.046       0.037
April 30, 1997...............................     0.044       0.037       0.037       0.046       0.037
May 30, 1997.................................     0.044       0.037       0.037       0.046       0.037
June 30, 1997................................     0.044       0.037       0.037       0.046       0.037
July 31, 1997................................     0.043       0.036       0.036       0.045       0.036
August 29, 1997..............................     0.043       0.036       0.036       0.045       0.036
September 30, 1997...........................     0.043       0.036       0.036       0.045       0.036
                                                 -------     -------     -------     -------     -------
Total Distributions..........................    $0.525      $0.441      $0.441      $0.549      $0.441
                                                 -------     -------     -------     -------     -------

MINNESOTA PORTFOLIO
Record Date
INCOME DISTRIBUTIONS PER SHARE
October 31, 1996.............................    $0.043      $0.036      $0.036      $0.045      $0.036
November 29, 1996............................     0.043       0.036       0.036       0.045       0.036
December 31, 1996............................     0.043       0.036       0.036       0.045       0.036
January 31, 1997.............................     0.042       0.035       0.035       0.044       0.035
February 28, 1997............................     0.042       0.035       0.035       0.044       0.035
March 31, 1997...............................     0.042       0.035       0.035       0.044       0.035
April 30, 1997...............................     0.042       0.035       0.035       0.044       0.035
May 30, 1997.................................     0.042       0.035       0.035       0.044       0.035
June 30, 1997................................     0.042       0.035       0.035       0.044       0.035
July 31, 1997................................     0.042       0.035       0.035       0.044       0.035
August 29, 1997..............................     0.042       0.035       0.035       0.044       0.035
September 30, 1997...........................     0.042       0.035       0.035       0.044       0.035
                                                 -------     -------     -------     -------     -------
Total Distributions..........................    $0.507      $0.423      $0.423      $0.531      $0.423
                                                 -------     -------     -------     -------     -------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD                                            TAX-FREE MINNESOTA
RANGE OF SECURITIES                                PORTFOLIO
                                                   TAX-FREE NATIONAL
                                                   PORTFOLIO
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO

FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD

LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-               Insurance                   U.S. GOVERNMENT
DEFERRED INVESTMENT                                SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

--------------------------------------------------------------------------------
FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.


                                                                         [PHOTO]

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.



- FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS AT
  (800) 800-2638.
--------------------------------------------------------------------------------
                                                                 ---------------
[LOGO]                                                              Bulk Rate
                                                                  U.S. Postage
FORTIS FINANCIAL GROUP                                                PAID
P.O. BOX 64284                                                   Permit No. 3794
ST. PAUL, MN 55164                                               Minneapolis, MN
                                                                 ---------------

FORTIS TAX-FREE PORTFOLIOS

- Printed on recycled paper with
  40% preconsumer waste and 10%
  post consumer waste.  Please recycle.

[LOGO]-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

95311 (11/97)